EXHIBIT 10.3

                         ESTATE ADMINISTRATION AGREEMENT

                                 BY AND BETWEEN

                       CENTURY COMMUNICATIONS CORPORATION

                                       AND

                             ML MEDIA PARTNERS, L.P.

                          DATED AS OF SEPTEMBER 7, 2005

                         ESTATE ADMINISTRATION AGREEMENT

This Estate Administration Agreement (this "AGREEMENT") is made this 7th day of September 2005 by and between Century Communications Corporation ("CENTURY") and ML Media Partners, L.P. ("ML MEDIA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan of Reorganization (the "PLAN") of Century/ML Cable Venture (the "DEBTOR"), dated August 9, 2005 and approved by the United States District Court for the Southern District of New York (the "BANKRUPTCY COURT") having jurisdiction over the Debtor's case (the "CHAPTER 11 CASE") under Chapter 11 of Title 11 of the United States Code, as amended from time to time (the "BANKRUPTCY CODE"), on September 7, 2005. Notwithstanding the date of execution, this Agreement shall only become effective on the Effective Date (as defined in the Plan).

                                    RECITALS
                                    --------

WHEREAS, on September 30, 2002, the Debtor filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court; and

WHEREAS, on June 3, 2005, Century, ML Media, the Debtor, the Subsidiary and the Buyer entered into the Acquisition Agreement pursuant to which the Buyer agreed to acquire 100% of the outstanding ownership interests in New CMLCV; and

WHEREAS, on August 9, 2005, the Debtor filed the Plan with the Bankruptcy Court and, on September 7, 2005, the Bankruptcy Court entered an order approving the Plan; and

WHEREAS, Section 5.13 of the Plan provides that upon the Effective Date, the management, control and liquidation of the Transferred Assets (other than those Transferred Assets that are to be assigned, terminated or released pursuant to the Acquisition Agreement or the terms of the Plan) shall become the responsibility of Century and ML Media or a Plan Administrator; and

WHEREAS, Century and ML Media now desire to set forth (i) their agreement for the establishment of a Plan Administration Board (the "BOARD") to manage, control and liquidate the Transferred Assets and to otherwise administer the Estate in lieu of a Plan Administrator and (ii) the terms and conditions upon which Century and/or ML Media shall perform certain tasks on behalf of the Estate after the Effective Date.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

                                       1.

                            PLAN ADMINISTRATION BOARD

     2. ESTABLISHMENT OF THE BOARD. Each of Century and ML Media will be entitled to appoint two (2) representatives to the Board, which will administer the Estate in accordance with the Plan and will perform all duties and obligations necessary or appropriate to manage, control and liquidate the Transferred Assets and the Excluded Liabilities and to otherwise administer the Estate, including, without limitation, all duties and obligations imposed upon the Board or the Plan Administrator under this Agreement, the Plan, any applicable orders of the Bankruptcy Court and applicable law.

     3. DESIGNATION OF BOARD MEMBERS; RESIGNATION. Century hereby designates Murray Flanigan and Mark Spiecker to act as its initial representatives on the Board (the "CENTURY DESIGNEES"), and ML Media hereby designates I. Martin Pompadur and Elizabeth McNey Yates to act as its initial representatives on the Board (the "ML MEDIA DESIGNEES," and, together with the Century Designees, the "BOARD MEMBERS"). Century shall be entitled to remove any Century Designee at any time, with or without cause, upon prior written notice to ML Media, and ML Media shall be entitled to remove any ML Media Designee at any time, with or without cause, upon prior written notice to Century. Upon the death, incapacity or removal or resignation from the Board of any Board Member, the entity that designated the departing Board Member shall designate a replacement to the Board, and such person shall thereafter serve as a Board Member.

     4. ACTIONS AND DETERMINATIONS OF THE BOARD. Any actions or determinations of the Board shall require the approval of a majority of the Board Members. The Board shall hold meetings as necessary, but not less often than monthly. A meeting of the Board may be called by either ML Media or Century at any time, and may be held either in person or telephonically.

     5. DISPUTE RESOLUTION. If the Board has fully discussed a potential action to be taken or determination to be made by the Board regarding the management, control or liquidation of the applicable Transferred Assets or Excluded Liabilities or the administration of the Estate, and no decision has been reached in accordance with Section 1.3 hereunder, then, if ML Media and Century agree:

          6. Morgan, Lewis & Bockius, LLP ("MLB"), Bankruptcy counsel to the Debtor, shall review the proposed action as to whether taking (or refraining to take) such action is in the best interests of the Estate, and/or whether the failure to take such action will prejudice the Estate.

          7. MLB shall advise both Century and ML Media in writing of MLB's recommendation as to such action (or decision not to act) and the reasons therefore.

          8. After giving both Century and ML Media an opportunity to further discuss MLB's recommendation (which additional opportunity for discussion shall not exceed three (3) days), MLB shall be authorized to, and shall (if MLB's recommendation has not changed) prepare and file such materials with the Bankruptcy Court and take such other action (including, without limitation, making any appearance before the Bankruptcy Court) as may be necessary or advisable to implement MLB's recommendation as to such action (or decision not to act) (or to preserve the Estate's rights relating thereto); PROVIDED, HOWEVER, that any such filing shall contain a clear statement that the action does not have the full, consensual support of the Board and that such action has been taken in accordance with this Agreement as a result of an impasse.

          9. Century and ML Media shall each be entitled to take such action as they deem appropriate in response to such action, including without limitation the filing of material with, and making of appearance before, the Bankruptcy Court objecting to the proposed action (or decision not to act), and the taking of such action (or decision to refrain from acting) will not (by itself) create any waiver, estoppel or similar preclusion doctrine applicable against the objecting party. Notwithstanding anything to the contrary, any decision with respect to the Estate's continued retention of MLB shall require a unanimous decision of the Board, unless otherwise ordered by the Bankruptcy Court.

          10. MLB shall have no liability to the Estate or Century or ML as a result of actions taken or not taken in accordance with this Agreement.

          11. In the event that the objecting party's objection is not resolved, consensually, and Bankruptcy Court intervention is required, the usual "business judgment" test governing the actions of a debtor shall not apply to the action proposed to be taken by the Board on behalf of the Estate in accordance with this Agreement, and Century and ML Media agree that the Bankruptcy Court shall instead review any such decision, and determine the appropriate weight to be given, if any, to MLB's recommendation.

     If ML Media and Century do not agree to the foregoing procedure, any dispute shall be referred by Century or ML Media directly to the Bankruptcy Court.

     12. RELIANCE BY THE BOARD. The Board may consult with counsel and other professionals with respect to matters in their area of expertise, and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or not taken by the Board. The Board shall be entitled to rely upon the advice of such professionals in acting or failing to act, and shall not be liable for any act taken or not taken in reliance thereon. The Board shall have the right at any time to seek and rely upon instructions from the Bankruptcy Court concerning this Agreement, the Plan or any other document executed in connection herewith or therewith, and the Board shall be entitled to rely upon such instructions in acting or failing to act and shall not be liable for any act taken or not taken in reliance thereon. In addition to the exculpation provided for in the Plan, the Board shall have no liability for any action taken or failed to have been taken, except for the Board's willful misconduct or gross negligence.

                                       13.

                                  RETAINED CASH

     14. DESIGNATION OF RETAINED CASH. Prior to the Effective Date, Century and ML Media shall agree upon the amount of Cash to initially be designated as Retained Cash for the Plan Funding Reserve.

                                       15.

                           CERTAIN TRANSITION SERVICES

     16. PROVISION OF SERVICES. On the terms and subject to the conditions contained herein, Century and/or ML Media shall provide, or shall cause its respective Affiliates or Third Party Service Providers (as defined below) (such designated Affiliates and Third Party Service Providers, together with Century and ML Media, being herein collectively referred to as the "SERVICE PROVIDERS") to provide, the services listed on SCHEDULE A hereto for which Century and/or ML Media is designated as the "Primary Responsible Party" on such SCHEDULE A hereto and any other services required to administer the Estate (the "SERVICES"), on the terms set forth herein. Each of the Services shall be provided under the overall supervision of the Board and in accordance with the terms, limitations and conditions set forth herein and on SCHEDULE A hereto. As used herein, "THIRD PARTY SERVICE PROVIDERS" shall mean unaffiliated third parties (including, without limitation, consultants, auditors, attorneys and tax advisers) that are retained by the Board to provide any of the Services; PROVIDED, HOWEVER, that Century and ML Media hereby agree to cause the Board to retain the Third Party Service Providers set forth on SCHEDULE B hereto only for the Services set forth on SCHEDULE B (unless Century and ML Media otherwise agree in writing), together with any other parties that the Board may from time to time appoint to replace any of the Third Party Providers set forth on SCHEDULE B hereto for such Services (a "SUCCESSOR THIRD PARTY SERVICE PROVIDER") and such Successor Third Party Service Provider shall thereafter be deemed a "Third Party Service Provider" for all purposes hereunder; PROVIDED FURTHER that ML Media agrees to cause the ML Media Designees to approve any Successor Third Party Service Provider designated by Century to replace a Contractor (as defined below) or its successor hereunder if such Successor Third Party Service Provider has comparable skill-sets as the Contractor and its hourly rates are not greater than those of the applicable Contractor and such Successor Third Party Service Provider shall thereafter be deemed a "Contractor" for all purposes hereunder. As used herein, "CONTRACTOR" shall refer to the positions set forth on SCHEDULE B hereto that are initially held by Andrea McDermott, Shawn Gallagher and Frank Lavalle. Any Third Party Service Provider (other than a Contractor) may be replaced at any time by the Board. Each Service Provider shall advise the Board on a regular basis with respect to any Services provided by it, and shall accept any instructions from the Board with respect to the performance of the Services. Without limiting the right of the Board to supervise all Services, the Board must approve any financial statements or tax returns prepared by a Service Provider, any payment made from the Retained Cash or otherwise in the administration of the Estate or any settlement of any claim by or against the Estate.

     17. EXPENSE PAYMENTS. Subject to Section 4.1, each Service shall be provided by the applicable Service Provider designated on SCHEDULE A hereto on the "Cost Basis" set forth on

SCHEDULE A hereto. Each Service Provider shall deliver statements (each, a "STATEMENT") to the Board itemizing the Services provided during the preceding month, and each such Statement shall set forth a brief description of such Services and the amounts, if any, charged therefore (which, subject to the last sentence of this Section 3.2, shall be consistent with the "Cost Basis" set forth on SCHEDULE A hereto) and such amounts shall be payable by the Estate from the Plan Funding Reserve within thirty (30) days after the date such Statement is delivered to the Board. If the Board determines (which determination can be made by any two members of the Board) to dispute any such Statement, it shall deliver a written notice to the applicable Service Provider within such thirty
(30) day period, which notice shall specify with particularity the amounts in dispute (the "DISPUTED AMOUNT") and the basis for such dispute (a "DISPUTE NOTICE"). Simultaneously with the delivery of the Dispute Notice, the Board shall cause the Estate to pay to the applicable Service Provider the undisputed amount set forth in the applicable Statement, which amount shall be paid from the Plan Funding Reserve. If it is finally determined by the Bankruptcy Court or another court having jurisdiction over the matter that Adelphia or its Affiliates are entitled to be paid all or a portion of the Disputed Amount (which, for the avoidance of doubt, shall include any amounts submitted by Century or its Affiliates to the Board for reimbursement of the costs, fees or expenses of a Contractor), Century and ML Media shall cause the Board to pay the amount so determined to be owed to Century or its Affiliates promptly, and in any event within fifteen (15) days after such final determination, to Century or its Affiliates together with interest at a rate equal to the prime rate announced from time to time by JP Morgan Chase Bank plus 1% per annum for the period from the date beginning forty-five (45) days after delivery of the Statement to the Board until payment of such Disputed Amounts, together with an amount equal to the out-of-pocket third party costs and expenses (including, but not limited to, reasonable legal fees and expenses) incurred by Century or its Affiliates in connection with any action, including, but not limited to, the filing of any lawsuit or other legal action to collect payment of the Disputed Amount. In the event that it is finally determined by the Bankruptcy Court or another court having jurisdiction over the matter that Adelphia or its Affiliates are not entitled to be paid any part of the Disputed Amount, Century shall pay promptly, and in any event within fifteen (15) days after such final determination, to the Estate an amount equal to the out-of-pocket third party costs and expenses (including, but not limited to, reasonable legal fees and expenses) incurred by the Estate in connection with any action, including, but not limited to, the filing of any lawsuit or other legal action to collect payment of the Disputed Amount. Notwithstanding anything to the contrary herein or on SCHEDULE A hereto (including, without limitation, any reference to "no charge" under the "Cost Basis" heading set forth on SCHEDULE A hereto with respect to such Service), any Third Party Service Provider (other than a Contractor) retained by the Board shall have its costs, fees and expenses billed directly to the Estate and reimbursed by the Estate out of the Plan Funding Reserve. The costs, fees and expenses of the Contractors shall be billed directly to Century or its Affiliates, who shall then, subject to Section 3.5, be entitled to be reimbursed by the Estate out of the Plan Funding Reserve.

     18. RESPONSIBILITY FOR EXCLUDED LIABILITIES. The parties hereto acknowledge and agree that, notwithstanding any of the allocated responsibilities for providing the Services set forth herein, the payment of any amounts in satisfaction of, or otherwise required in relation to, any Excluded Liabilities shall be made from the Sellers Escrow Account, 50% by Century and 50% by ML Media, except as otherwise determined by the Bankruptcy Court (which determination of the Bankruptcy Court shall take into account all relevant factors including the actions and inactions of Century and ML Media (and their applicable Board Members) taken in connection with administering the applicable Excluded Liability hereunder) or agreed to in writing by Century and ML Media.

     19. COOPERATION. Century and ML Media shall reasonably cooperate with each other in all matters relating to the provision and receipt of the Services.

     20. SCOPE OF SERVICES. To the extent that Century, ML Media or its designated Service Providers provide any Services under this Agreement (whether or not such Services are set forth on SCHEDULE A hereto), except as otherwise set forth on SCHEDULE A hereto with respect to Service Providers other than Third Party Service Providers, they shall be paid as follows in accordance with
Section 3.2:

     o $125 per hour for any Vice President, $75 per hour for any Director and $50 per hour for any Manager of Century or any of its Affiliates;

     o No charge for the time of any Board Member or any other employee of Century, Adelphia or their Affiliates performing managerial, administrative or oversight responsibilities (e.g., Mark Spiecker, Bryan Rubin, Katie Givens, Jeff Lawton, Murray Flanigan and Scott Macdonald) or other employee of ML Media or its Affiliates (e.g., I. Martin Pompadur, Elizabeth McNey Yates, David Beyth and Liz Malone); and

     o 100% of any fees and expenses incurred by any Third Party Service Provider set forth on SCHEDULE B hereto or approved (or deemed approved) by the Board in accordance with Section 3.1 hereof to such Third Party Service Provider (other than Contractors); PROVIDED, HOWEVER, that the Estate shall only be obligated to reimburse Century or its Affiliates for the costs, fees and expenses of the Contractors at the rates set forth on SCHEDULE B hereto and shall not be obligated to pay such persons to the extent the Cost Basis designated on SCHEDULE A hereto for the Services that they perform is specified as "No charge".

     21. LIMITATIONS. Provision of Services under this Agreement shall not obligate Century or ML Media, as the case may be, to (a) hire any additional employees, (b) continue the employment of any employees the employment of whom Century or ML Media, as the case may be, would not otherwise need to continue, PROVIDED it has or retains other personnel to provide such Services, or (c) with respect to any Services provided by any Third Party Service Provider, pay any fee for such Services not reimbursed by the Estate.

     22. LIABILITY FOR SERVICES. The standard for determining whether Century or ML Media shall have any liability to the other for services performed under this Agreement shall be the same standard as under the Joint Venture Agreement, which agreement the parties hereto acknowledge shall otherwise be terminated and of no force or effect as of the Effective Date; PROVIDED, HOWEVER, each party shall retain any rights or claims under that agreement relating to the period through the Effective Date.

     23. FORCE MAJEURE. Neither Century, ML Media nor any of the other Service Providers shall be liable for any failure of or delay in the performance of any obligation hereunder (other than any obligation to pay money) for the period that such failure or delay is due to any Force Majeure event. "FORCE MAJEURE" shall mean any acts of God, public enemy, act of terrorism, war, strikes or labor disputes, or any other causes beyond a party's reasonable control.

                                       24.

                                   TERMINATION

     25. TERMINATION. Except as otherwise agreed to in writing by Century and ML Media, this Agreement (other than with respect to Section 1.5 and Section 3.3 hereto and any payment obligation under Section 3.2 arising prior to the termination of this Agreement, all of which provisions and obligations shall survive indefinitely) shall terminate, and the parties shall no longer have any obligations hereunder, upon the later to occur of the closing of the Chapter 11 Case in accordance with Section 5.14 of the Plan or the completion of all of the Services on SCHEDULE A hereto as determined by the Board.

                                       26.

                            MISCELLANEOUS PROVISIONS

     27. DESCRIPTIVE HEADINGS. The headings contained in the Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

     28. AMENDMENT, WAIVER AND MODIFICATION. The Agreement may not be amended, and no provision hereof may be waived, except by a written instrument executed by Century and ML Media. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     29. GOVERNING LAW; JURISDICTION FOR DISPUTES. The Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be entirely performed in the State of New York. All disputes arising out of or related to this Agreement, including, without limitation, any dispute relating to the interpretation, meaning or effect of any provision hereof, will be resolved in the Bankruptcy Court and the parties hereto will each submit to the exclusive jurisdiction of the Bankruptcy Court for the purposes of adjudicating any such dispute, to the extent the jurisdiction of the Bankruptcy Court is applicable. If the jurisdiction of the Bankruptcy Court is not applicable, any legal action, suit or proceeding arising out of or relating to this Agreement, each and every agreement and instrument contemplated hereby or the transactions contemplated hereby and thereby shall be instituted in the U.S. District Court for Southern District of New York.

     30. COUNTERPARTS; EFFECTIVENESS. The Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. The Agreement shall become effective when each party hereto shall have received counterparts thereof signed by ach other party hereto.

     31. SEVERABILITY; VALIDITY. If any provision of this Agreement shall be determined by a court or other tribunal of competent jurisdiction to be invalid, inoperative or unenforceable because of the conflict of such provision with any constitution, statute, common law principle, rule of public policy or for any other reason, such circumstance shall have no effect or render any other provision or provisions contained herein invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

     32. NOTICES. Any notice or other communication hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows (or at such other address for such entity as shall be specified by like notice):

--------------------------------------------------------------------------------
If to the Estate:            to each of ML Media and Century as provided below

--------------------------------------------------------------------------------
With a copy (which           Morgan Lewis & Bockius
  shall not                  101 Park Avenue
  constitute notice)         New York, New York  10178
  to:                        Telephone:  (212) 309 6000
                             Telecopy:   (212) 309 6273
                             Attention:  Richard Toder, Esq.

--------------------------------------------------------------------------------
If to ML Media:              ML Media Partners, L.P.
                             c/o RP Companies, Inc.
                             150 East 52nd Street, 21st Floor
                             New York, New York  10022
                             Telephone:  (212) 980 7110
                             Telecopy:   (212) 980 8374
                             Attention:  Elizabeth McNey Yates

--------------------------------------------------------------------------------
With a copy (which           Proskauer Rose LLP
  shall not                  1585 Broadway
  constitute notice)         New York, New York  10036
  to:                        Telephone:  (212) 969 3205
                             Telecopy:   (212) 969 2900
                             Attention:  Bertram A. Abrams, Esq.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If to Century, to:           c/o Adelphia Communications Corporation
                             5619 DTC Parkway - 8th Floor
                             Greenwood Village, Colorado  80111
                             Telephone:  (303) 268 6458
                             Telecopy:   (303) 268 6662
                             Attention:  General Counsel

--------------------------------------------------------------------------------
With a copy (which           Willkie Farr & Gallagher LLP
  shall not                  787 Seventh Avenue
  constitute notice)         New York, New York  10019
  to:                        Telephone:  (212) 728 8000
                             Telecopy:   (212) 728 8111
                             Attention:  Marc Abrams, Esq.

--------------------------------------------------------------------------------

     33. ENTIRE AGREEMENT; RELATIONSHIP TO PLAN. The parties agree that this Agreement, including SCHEDULE A hereto, together with the Acquisition Agreement, the Sellers Escrow Agreement, the Plan and the Letter Agreement, dated June 3, 2005, by and between Century and ML Media regarding, among other things, certain escrow and tax matters, including any exhibits and schedules thereto, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior understandings, agreements, writings and deliveries with respect thereto. The principal purpose of the Agreement is to aid in the implementation of the Plan and, therefore, the Agreement incorporates and is subject to the provisions of the Plan. To that end, the Board shall have full power and authority to take any action consistent with the purposes and provisions of the Plan. In the event that the provisions of the Agreement are found to be inconsistent with the provisions of the Plan, the provisions of the Plan shall control; PROVIDED, HOWEVER, that provisions of the Agreement adopted by amendment and approved by the Bankruptcy Court following substantial consummation (as such term is used in section 1127(b) of the Bankruptcy Code) of the Plan shall control over provisions of the Plan.

     34. RETENTION OF JURISDICTION. As provided in Article 10 of the Plan, the Bankruptcy Court shall retain jurisdiction over the Estate to the fullest extent permitted by law, including, but not limited to, for the purposes of interpreting and implementing the provisions of the Agreement; PROVIDED, HOWEVER, that the retention of jurisdiction shall not require the retention or payment of the Board or professionals hired by the Board to be approved by the Bankruptcy Court.

     35. RELATIONSHIP OF PARTIES. Century, ML Media and the other Service Providers are independent contractors. Century, ML Media and the other Service Providers shall provide the Services as independent contractors, and nothing contained in this Agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent, or master and servant, between the parties to this Agreement or any Affiliates thereof, or to provide either party with the right, power or authority, whether express or implied, to create any such duty or obligation on behalf of the other party.

     36. CONSTRUCTION. In the interpretation and construction of this Agreement, the parties acknowledge that the terms hereof reflect extensive negotiations between the parties and that this

Agreement shall not be deemed, for the purpose of construction and interpretation, drafted by any party hereto.

                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.

                                        ML MEDIA PARTNERS, L.P.
                                        By: Media Management Partners,
                                                 its general partner


                                        By:   s/Elizabeth McNey Yates
                                            ---------------------------------
                                        Name:
                                        Title:


                                        CENTURY COMMUNICATIONS
                                        CORPORATION


                                        By:   s/Vanessa Wittman
                                            ---------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE A

------------------------------------------------ ----------------------- --------------------------------------------
                                                 PRIMARY
                                                 RESPONSIBLE
DESCRIPTION OF SERVICE                           PARTY                   COST BASIS
------------------------------------------------ ----------------------- --------------------------------------------
1.   Preparation of Sellers' Adjustment          Century and ML Media    No charge
     Certificate (as defined in the
     Acquisition Agreement)
------------------------------------------------ ----------------------- --------------------------------------------
2.   Preparation of post-closing tax             Century                 No charge
     returns and amended tax returns for
     the Debtor and the Subsidiary
------------------------------------------------ ----------------------- --------------------------------------------
3.   Preparation of financial statements         Century                 No charge
     through the Closing Date
------------------------------------------------ ----------------------- --------------------------------------------
4.   Audit of financial statements for           Century                 Cost basis as set forth in Section 3.5,
     2005 through the Closing Date (as                                   subject to the following modifications:
     defined in the Acquisition Agreement)
                                                                         o   50% of the amounts set forth in
                                                                             the first bullet point thereof

                                                                         o   the Estate shall only be
                                                                             obligated to reimburse Century or its
                                                                             Affiliates for 50% of the costs, fees
                                                                             and expenses of the Contractors at the
                                                                             rates set forth on Schedule B hereto
------------------------------------------------ ----------------------- --------------------------------------------
5.   Satisfaction of any liabilities related     Century and ML Media    No charge
     to the Chapter 11 Case that are Excluded
     Liabilities (including payment of
     professional fees of the Debtor, the
     Subsidiary or  the Estate)
------------------------------------------------ ----------------------- --------------------------------------------
6.   Management of any liabilities of the        Century and ML Media    No charge
     Estate to Affiliates of the Debtor
------------------------------------------------ ----------------------- --------------------------------------------
7.   Management of any liabilities of the        Century and ML Media    No charge
     Estate to Highland Holdings or the Rigases
------------------------------------------------ ----------------------- --------------------------------------------
8.   Management of the Toste and Madera          Century and ML Media    Cost basis as set forth in Section 3.5
     lawsuits
------------------------------------------------ ----------------------- --------------------------------------------
9.   Management of pre-closing programming       Century                 o   No charge to the extent that the
     audits; programming agreement breaches or                               audit, breach or liability relates to
     pre-petition programming liabilities                                    a programming service carried by the
                                                                             Debtor and the Subsidiary and any
                                                                             other Adelphia system

                                                                         o   If the audit, breach or liability
                                                                             relates to a programming service
                                                                             carried only by the Debtor and the
                                                                             Subsidiary, then see Section 3.5 for
                                                                             cost basis
------------------------------------------------ ----------------------- --------------------------------------------